AMENDED
                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                           ---------------------------

        Date of Report (Date of earliest event reported): August 5, 1996


                        CENTURY PARK PICTURES CORPORATION
             (Exact name of registrant as specified in its charter)

       Minnesota                     0-14273                  41-1458152
(State of Incorporation)           (Commission             (I.R.S. Employer
                                   File Number)           Identification No.)

                 4701 IDS Center, Minneapolis, Minnesota, 55402
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (612) 333-5100


Item 4. Changes in Registrant's Certified Accountant. On August 5, 1996, (See attached Exhibit 4) without prior communications, McGladrey & Pullen, LLP resigned as the Company's principal accountant to audit the Company's financial statements. The principal accountant's reports on the financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion or was qualified as to audit scope or accounting principals. The principal accountant's report on the Company's financial statements for the period ended September 30, 1995 was qualified as to substantial doubt about the Company's ability to continue as a going concern. The change of accountants was not recommended by the Company's Board of Directors. During the Company's two most recent fiscal years preceding the resignation and any subsequent intern period through the resignation, there were no disagreements with the former accountant regarding any matter of accounting principal or practice, financial statement disclosure, or auditing scope or procedure.

McGladrey & Pullen, LLP has been provided a copy of this Report on Form 8-K filed September 9, 1996 and Amended Form 8-K filed in response to staff requests of September 13, 1996. The Company has requested that McGladrey & Pullen, LLP furnish a letter addressed to the Commission stating its agreement or disagreement with the amendment report on Form 8-K, and if in disagreement stating its reasons therefore. Attached as Exhibit B is McGladrey & Pullen, LLP's responsive letter.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTURY PARK PICTURES CORPORATION
                                        (Registrant)


                                        By: /s/ Thomas K. Scallen
                                            -----------------------------
                                                  Thomas K. Scallen
                                               Chief Executive Officer


Dated: September 23, 1996



                             McGLADREY & PULLEN, LLP
                  Certified Public Accountants and Consultants


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for Century Park Pictures Corporation and on November 6, 1995, except for Note 12 which was dated January 4, 1996, we reported on the consolidated financial statements of Century Park Pictures Corporation as of and for each of the three years in the period ended September 30, 1995. On August 5, 1996, we resigned as the Company's independent accountants. On September 17, 1996, we received the Company's Form 8-K dated September 3, 1996. We have read the Company's statements included under Item 4 of its Form 8-K and we agree with such statements except as follows: (a) prior to our resignation we did hold discussions with management regarding our intention to resign and (b) our report on the Company's financial statements for the year ended September 30, 1995, was not qualified, but did contain an explanatory paragraph regarding the uncertainty about the Company's ability to continue as a going concern.

                                            /s/ McGladrey & Pullen, LLP
                                            McGLADREY & PULLEN,  LLP


Minneapolis, Minnesota
September 17, 1996